UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2002
                                                          ---------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.

                Exhibit 99.1 Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 21, 2002.

                Exhibit 99.2 Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated August 21, 2002.


Item 9.   Regulation FD Disclosure
-------   ------------------------

     On August 21, 2002, Richard Sands, Chairman of the Board, President and Chief Executive Officer of Constellation Brands, Inc. (the "Company"), and Thomas S. Summer, Executive Vice President and Chief Financial Officer of the Company, each filed with the Securities and Exchange Commission (the "SEC") a written statement under oath regarding facts and circumstances relating to certain filings of the Company under the Securities Exchange Act of 1934, as amended, pursuant to SEC Order No. 4-460 (June 27, 2002). The statements are attached hereto as Exhibits 99.1 and 99.2.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSTELLATION BRANDS, INC.


Dated:  August 21, 2002                    By: /s/ Thomas S. Summer
                                               ---------------------------------
                                               Thomas S. Summer, Executive Vice
                                               President and Chief Financial
                                               Officer

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                                INDEX TO EXHIBITS



EXHIBIT NUMBER                   EXHIBIT NAME                       LOCATION
--------------                   ------------                       --------
     99.1        Statement under oath of principal executive
                 officer regarding  facts and  circumstances
                 relating  to  Exchange Act  filings,  dated
                 August 21, 2002.                                Filed herewith.

     99.2        Statement under oath of principal financial
                 officer regarding  facts and  circumstances
                 relating  to  Exchange  Act  filings, dated
                 August 21, 2002.                                Filed herewith.

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